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                        VARIABLE BALANCE PROMISSORY NOTE

$1,500,000.00                                                    ROCKVILLE, MD
                                                                 AUGUST 28, 1991

     FOR VALUE RECEIVED, the undersigned, Sherwood Brands, Inc., a North Carolina corporation (the "Maker"), hereby promises to pay to the order of Ilana Frydman (the "Lender"), on demand, the principal amount of the indebtedness evidenced by this Note which remains outstanding and unpaid as of the time of such demand, together with all accrued interest thereon at the rate herein provided.

     The amount of the principal balance evidenced by this Note shall be the aggregate of all advances made hereunder less the aggregate of all principal repayments, but in no event shall the unpaid principal balance exceed the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00). It is understood and agreed that if from time to time no balance is due hereunder, this Note shall nevertheless continue as an effective instrument, at the option of the Lender, to evidence future advances which may be made by the Lender hereunder.

     The unpaid principal balance of the indebtedness, from time to time outstanding and evidenced hereby, shall bear interest from the date of each advance hereunder until paid in full at an annual rate of nine percent but in no event less than the short term applicable federal rate published by the Internal Revenue Service. Such interest shall be payable annually.

     The unpaid principal balance of the indebtedness and any accrued interest thereon shall be secured by the cash and cash equivalents held by the Maker, subject to the prior security interest of Sovran Bank/Maryland.

     The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     This Note shall be construed in accordance with and governed by the laws of the State of Maryland (but not including the choice of law thereof).


                                               SHERWOOD BRANDS, INC.

                                               /s/ Anat Schwartz, Vice President
                                               ---------------------------------



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                                     ALLONGE

     This Allonge to Promissory Note is executed this 1st day of June, 1996 by and between ILANA FRYDMAN ("Lender") and SHERWOOD BRANDS, INC., a North Carolina corporation ("Maker").

                                    RECITALS:

     R-1. Maker executed a Promissory Note ("Note") dated August 28, 1991 in principal amounts up to $1,500,000.00 in favor of Lender.

     R-2. Maker is entering into a certain Guaranty and Subordination and Pledge Agreement with Central Fidelity National Bank, whereby the terms of a Reimbursement Agreement requires that principal payments on the Note be made in accordance with the terms of the Reimbursement Agreement.

     R-3. Lender is agreeable to modifying the terms of the Note to accomplish the requirements set forth in the documents listed above.

     Now, therefore, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. Lender agrees not to demand payment of the Note, except for payments provided to be made by the Note and the Reimbursement Agreement, without first notifying Central Fidelity National Bank, the Industrial Development Authority of Mecklenburg County and Lake County Development Corporation in writing of such proposed action and receiving their written approval.

     2. The fourth paragraph of the Note is hereby deleted and replaced by the following new paragraph four:

          "The unpaid principal balance of the indebtedness and any accrued interest thereon shall be secured by the cash and cash equivalents held by the Maker, subject to the prior security interest of First Union Bank."

     3. The Guarantee of Uziel Frydman and the pledge of stock in Sherwood Brands, Inc. and Sherwood Foods, Inc. contained therein is hereby subordinated to any loans, advances or extensions of credit that Central Fidelity National Bank, the Industrial Development Authority of Mecklenburg County and Lake County Development Corporation may have with Maker or Sherwood Foods, Inc.



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     IN WITNESS WHEREOF, the parties have signed this Allonge the day and year stated above.

                                               /s/ Ilana Frydman
                                               ---------------------------------
                                               ILANA FRYDMAN, Lender

                                               /s/ Anat Schwartz, Vice President
                                               ---------------------------------
                                               SHERWOOD BRANDS, INC., Maker



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                                     ALLONGE

     This Allonge to Promissory Note is executed as of May 1, 1997 by and between ILANA FRYDMAN ("Lender") and SHERWOOD BRANDS, INC., a North Carolina corporation ("Maker").

                                    RECITALS:

     R-1. Maker executed a Promissory Note ("Note") dated August 28, 1991 in principal amounts up to $1,500,000.00 in favor of Lender.

     R-2. Maker and Lender have previously entered an Allonge to the Note in June, 1996 to modify the terms of the Note, in connection with a certain Guaranty and Subordination and Pledge Agreement which Maker entered with Central Fidelity National Bank, whereby the terms of a Reimbursement Agreement required that principal payments on the Note be made in accordance with the terms of the Reimbursement Agreement.

     R-3. This Allonge contains the same terms as the June, 1996 Allonge and is being entered because Maker is entering a new Guaranty and Subordination and Pledge Agreement in connection with an Amended and Restated Reimbursement Agreement dated this date pursuant to which additional funds are being made available to Lender and pursuant to which the principal payments on the Note must be made in accordance with the terms of the Amended and Restated Reimbursement Agreement.

     R-4. Lender is agreeable to modifying the terms of the Note to accomplish the requirements set forth in the May 1, 1997 documents listed above.

     Now, therefore, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. Lender agrees not to demand payment of the Note, except for payments provided to be made by the Note and the Amended and Restated Reimbursement Agreement, without first notifying Central Fidelity National Bank, the Industrial Development Authority of Mecklenburg County and Lake County Development Corporation in writing of such proposed action and received there written approval.

     2. The fourth paragraph of the Note is hereby deleted and replaced by the following new paragraph four:

          Notwithstanding any other term of this Note, the payment of this Note is subordinate to the payment of the Obligations of the Maker to Central Fidelity National Bank (the "Bank") under the Amended and Restated Reimbursement Agreement between the Bank and the Maker dated as of May 1, 1997 (the "Reimbursement

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          Agreement"); provided that Maker may make payments hereunder so long as (i) there exists no Event of Default or (ii) after giving effect to such payment, there will be created no Default or Event of Default, under the Reimbursement Agreement.

     3. The Guarantee of Uziel Frydman and the pledge of stock in Sherwood Brands, Inc. and Sherwood Foods, Inc. contained therein is hereby subordinated to any loans, advances or extensions of credit that Central Fidelity National Bank, the Industrial Development Authority of Mecklenburg County and Lake County Development Corporation may have with Maker or Sherwood Foods, Inc.

     IN WITNESS WHEREOF, the parties have signed this Allonge the day and year stated above.

                                               /s/ Ilana Frydman
                                               ---------------------------------
                                               ILANA FRYDMAN, Lender

                                               /s/Anat Schwartz, Vice President
                                               ---------------------------------
                                               SHERWOOD BRANDS, INC., Maker